*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amended and Restated
License Agreement

This Amended and Restated License Agreement (the “Agreement”), which amends and restates that certain License Agreement between the parties hereto dated as of April 29, 2011 (the “Original Agreement”), is entered into as of July 12, 2011, by and between JMM Lee Properties, having its principal office at 2807 Antigua Dr., Burbank, CA 91504 (“Licensor”), and Waxess Holdings, Inc., having its principal office at 1401 Dove Street, Suite 220, Newport Beach, CA 92660 (“Licensee,” and collectively with Licensor, the “Parties”).

WHEREAS, Licensor is the owner of the trademark AirTouch and associated designs and trade dress, (together, the “Trademarks”), and

WHEREAS, Licensor has the right to grant Licensee the exclusive license, right and permission to use the Trademarks, and

WHEREAS, Licensee is in the business of manufacturing, distributing and selling articles or services described and specified hereinafter, and desires to secure the license, right and permission to use the Trademarks upon, and in connection with, the manufacturing, distributing and selling of such articles or services; and

WHEREAS, the articles or services that are the subject of this Agreement, which are branded with one or more Trademarks, have been defined by the Parties as (collectively, the “Licensed Items”):

a.	Use of the AirTouch™ trademark in the Licensee company name, website domain, ticker symbol and products.
b.
Communications, data, security and entertainment product and supporting equipment  consisting of, but not limited to, landline, VoIP, IP browsing and Wireless (RF, Cordless, WiFi, Bluetooth, ZigBee, GSM, CDMA, CDMA2000, WCDMA, TD SCDMA, LTE, and WiMax or any new wireless system under any other appellation) hardware. The hardware will include, but not be limited to, telephones, terminals, headsets, speakers, modems, USB dongles, and related accessories, as well as security peripheral terminals including sensors, cameras, alarms, detectors, keypads, and remote controls and video system including videophone on cordless unit, power line voice, etc.

c.	The promotion and sales of telephone numbers, SIM, or UIM cards and air time and services as MVNO.
d.	Any other telecommunications products or services.

WHEREAS, Licensor desires to grant to Licensee, and Licensee desires to accept from Licensor, a license to use the Trademarks in the design, manufacture, advertising, sale and promotion of the Licensed Items, subject to each of the terms, provisions and conditions of this Agreement; and

WHEREAS, the Parties acknowledge that Licensee has yet to pay the initial Minimum Royalty payment set forth in Section 5.2 of the Original Agreement, but such failure shall not be deemed a breach of the Original Agreement and such payment shall instead be made pursuant to Section 5.2 of this Agreement.

NOW, THEREFORE, in consideration of the above recitals, which are incorporated in and made a part of this Agreement, the premises and the mutual agreements, covenants and provisions contained herein, the Parties hereto do hereby agree as follows:

ARTICLE 1:                      GRANT OF LICENSE AND DESIGNATION OF LICENSED ITEMS

Effective upon the execution of this Agreement, Licensor hereby grants to Licensee, for the period hereinafter specified and upon the terms, provisions and conditions of this Agreement, the exclusive right and license to use the Trademarks within the geographic area described in Article 2 hereof, in the design, manufacture, advertising, sale and promotion of the Licensed Items.  Attached hereto as Exhibit A is a schedule of registrations and applications for the Trademarks.

In the event of any disputes between the parties to this Agreement regarding the definition of Licensed Items, the final decision regarding such definition shall rest in Licensor's sole and absolute discretion.  The rights granted to Licensee herein are limited to use on or in connection with the Licensed Items and Licensee specifically agrees not to use the Trademarks in any manner or on any product, service or item, except as set forth in the Agreement.

ARTICLE 2:                      GEOGRAPHIC AREA

The rights granted to Licensee hereunder may be exercised in any country where Licensor has a trademark registration for the classification(s) of goods which cover the Licensed Items (the “Territory”).  The initial Territory shall be the United States.  Applications for trademark registrations in China, Australia, South America and other countries have been filed or are in process of being filed by the Licensor and shall be added to the Territory upon the granting of such applications. Licensor shall update Licensee on trademark registration status each month.

Upon Licensee's request during the Contract Term (defined in Article 3) Licensor shall apply for trademark registrations for desired countries and pursue the same until the earlier of registration, denial of registration or receipt of notice of the exercise of Licensee’s option to purchase the trademarks based on Licensee’s bona fide intent to embark on sales efforts in the desired countries.  Licensor shall not be required to appeal, litigate or pay to settle any trademark finding, opposition or cancellation proceeding.

Subject to the foregoing, Licensor shall pay all administrative or legal costs required to file and pursue requested country trademark registrations to the limit of [***] % of the Royalty received to date.  Any Territory extensions shall, in each instance, be evidenced by a written and duly executed amendment to this Agreement.  In no event shall Licensor be obligated to agree to a Territory extension if, in its reasonable judgment, use of the Trademarks in that Territory extension is likely to infringe or otherwise violate any rights of third parties, fail to comply with local laws and regulations or otherwise damage the value or enforceability of the Trademarks anywhere in the world.

ARTICLE 3:                      TERM OF AGREEMENT

3.1	Contract Term. The term of this Agreement shall commence as of date of this Agreement and end on December 31, 2014 (the “Contract Term”) at midnight Eastern Standard Time, unless sooner terminated.

3.2
Renewal of the License:  Subject to Section 3.3 of Article 3 and Section 6.1 of Article 6 hereof, and if Licensee is in substantial compliance with the major terms of this Agreement at the time of the proposed renewal, Licensee may elect, upon 3 months’ notice, to renew this Agreement (the “Renewal”) for another 3 year term at [***] Minimum  Royalties per year or at Minimum Royalties equal to [***] % of Contract Year 3 Earned Royalties (defined in Article 4) whichever is greater.

3.3
Purchase of the Trademark:  If Licensee sales in Contract Year 3 equal or exceed $[***], and Licensee is in compliance with the terms of this Agreement, Licensee shall have the option to purchase Licensor’s interest (the “Option”) in the Trademarks.  This Option may be exercised at any time during the 120-day period commencing on February 16, 2015, for a sum equal to the greater of $[***] or [***]% of the total amount of Earned Royalties during the Contract Term.

3.4
Contemporaneously with the Licensee’s exercise of the Option, Licensee shall grant a security interest in the Trademark and logo in the United States in favor of Licensor to secure payment of the amount due, if any, under Article 3.3 of this Agreement.  Licensor shall release its lien after receipt of the final payment due under Article 3.3 of this Agreement.  If no payment is due under Section 3.3, then no security interest shall be required.

ARTICLE 4:                      EARNED ROYALTIES AND NET SALES

4.1
Earned Royalties.  Subject to Article 5 herein, Licensee shall pay to Licensor for the rights granted hereunder a sum equal to [***] ([***]%) of the Net Sales (defined in Section 4.2) of all Licensed Items excluding SIM Cards and services up to and including $[***] and [***][***]% of Net Sales of all Licensed Items excluding SIM Cards and services over $[***].

Subject to Section 5.3 herein, Licensee shall pay to Licensor for the rights granted hereunder a sum equal to [***] ([***]%) of the Net Sales of SIM Cards and/or services that bear one or more Trademarks (the “Cards and Services”) up toand including $[***] and [***] ([***]%) of Net of Sales of Cards and Services over $[***].

If the Licensee exercises the Option, the following additional royalty fees shall continue to be paid to the Licensor for use of the Trademarks.

Contract Year 4 (1/1/2015 – 12/31/2015): [***]% for Net Sales of all Licensed Items
excluding SIM Cards and services and [***]% for Net Sales of Cards and Services.
Contract Year 5 (1/1/2016 – 12/31/2016): [***] % for Net Sales of all Licensed Items
excluding SIM Cards and services and [***]% for Net Sales of Cards and Services.
Contract Year 6 (1/1/2017 – 12//2017): [***]% for Net Sales of all Licensed Items
excluding SIM Cards and services and [***]% for Net Sales of Cards and Services.

Contract Year 7 (1/1/2018 – 12/31/2018): [***]% for Net Sales of all Licensed Items excluding SIM Cards and services and [***]% for Net Sales of Cards and Services.
Contract Year 8 (1/1/2019 – 12/31/2019): [***]% for Net Sales of all Licensed Items excluding SIM Cards and services and [***]% for Net Sales of Cards and Services.

If the Licensee exercises the Option, the Trademarks shall belong to the Licensee as its property though Licensee shall still be obligated to pay the royalties defined in this  Agreement. Sales to OEM customers by the Licensee for products not bearing the Trademarks will be excluded from this Agreement. There shall be no amounts due under this Agreement after the end of Contract Year 8.

4.2
Definition of Net Sales.  As used throughout this Agreement, the term “Net Sales” shall mean the aggregate of the invoiced amounts of Licensed Items sold, shipped and/or provided by Licensee, less (a) refunds, credits and allowances actually made or allowed to customer with respect to Licensed Items, (b) freight charges charged to customers as a separate line item on the invoice, (c) duties, customs payments, and sales and excise taxes.

ARTICLE 5:                                MINIMUM ROYALTIES AND ROYALTY PAYMENTS

5.1	Minimum Royalties. Notwithstanding anything to the contrary set forth herein, Licensee shall pay to the Licensor minimum royalty payments (the “Minimum Royalties”) as follows:

Contract Year 1 (effective date - 12/31/2012): [***] dollars ($[***])
Contract Year 2 (1/1/2013-12/31/2013): [***] dollars ($[***]) Contract Year 3 (1/1/2014-12/31/2014): [***] dollars ($[***])

5.2
Minimum Royalty Payments.  The Minimum Royalties for the Contract Term shall be payable as follows:  ($[***]) no later than July 15, 2011 (the “Initial Payment”), which shall be credited towards the obligation for Contract Year 1.  The Minimum Royalties due for Contract Year 2 shall be paid in two (2) installments of [***] dollars ($[***]) each on January 1, 2013 and December 31, 2013.  The Minimum Royalties due for Contract Year 3 shall be paid and in two (2) installments of [***] dollars ($[***]) each on January 1, 2014 and December 31, 2014.

5.3
Application of Earned Royalties.  The Earned Royalties to be paid under Article 4, the due dates for which are set forth in Article 9, shall be applied against the Minimum Royalties due under this Article 5, and Licensee shall pay by each due date specified in this Article 5, for Contract Year 2 and Contract Year 3, the sum of:  (i) with regard to the first installment in such years, the amount set forth in Section 5.2 for such first installment, and (ii) with regard to the second installment in such years, that amount equal to (x) the amount of such second installment as set forth in Section 5.2, minus (y) the Earned Royalties actually paid to-date in such year pursuant to Article 9, provided that if such amount is a negative number, no second installment payment need be paid.  Each payment shall be payable in U.S currency and shall be remitted by check or wire transfer.

ARTICLE 6:	MINIMUM NET SALES AND COMMERCIALIZATION OF LICENSED ITEMS

6.1	Minimum Net Sales. Notwithstanding anything to the contrary set forth herein, Licensee shall maintain minimum Net Sales during Contract Year 3 as follows:

Contract Year 3 (1/1/2014-12/31/2014): [***] ($[***])

6.2
Failure To Meet Required Minimum Net Sales.  Should Licensee fail to maintain the required Minimum Net Sales in Contract Year 3, as provided in this Article 6, then Licensor may, at its option, elect to terminate this Agreement by written notice delivered to Licensee within ninety (90) days after the end of the Contract Term in which Licensee failed to maintain such required Minimum Net Sales and to make timely payment of the Minimum Royalties.  Such termination shall be effective upon delivery of said notice but shall not affect Licensee's outstanding indebtedness to Licensor or any of the provisions relating thereto.  The termination contemplated in this Section shall only apply to the Renewal.  If the Licensee exercises the Option pursuant to Section 3.3 the termination shall not apply.

ARTICLE 7:                      ADVERTISING AND ART WORK

7.1
Advance Submission.  Attached as Exhibit B hereto are examples of approved uses of the Trademarks, including font, color, and style.  Licensee shall provide to Licensor all intended uses of the Trademarks.  Licensor shall have ten (10) calendar days to provide Licensee with written approval or disapproval after Licensor's receipt thereof.  Should Licensor disapprove, its written notice shall explain in detail the reasons for disapproval so that Licensee may prepare and provide revised intended uses of the Trademarks as appropriate.

7.2
Art Work.  Licensor shall make available to Licensee any and all necessary film, photostats, artwork and full color reproductions of its Trademarks, artwork, designs and other materials necessary for Licensee's use in accordance with this Agreement.

7.3
Expense Reimbursement.  Licensee shall reimburse Licensor for Licensor's reasonable out-of-pocket expenses, including, reasonable hourly charges for creative personnel incurred by Licensor in the preparation for Licensee, when and if required, of new artwork, mechanicals, and film.  All charges shall be agreed upon in writing prior to the time such expenses are incurred, and all sums due to Licensor under this Article 7 shall paid by Licensee upon receipt of an appropriate invoice.

7.4
Periodic Sales and Marketing Meeting.  The parties agree that it is in the best interests of each party to meet periodically with the other to review the current and future sales and marketing of Licensed Items pursuant to this Agreement and also to explore the possibility of expanding the territory or scope of products on which the Trademarks are used.  Therefore the parties will strive to meet no less than twice a year to review current and future sales and marketing plans for Licensed Items.

ARTICLE 8:                      LICENSEE'S RECORDS

Licensee shall keep and maintain at its regular place of business separate and complete books and records of all business transacted by Licensee in connection with the Licensed Items, including, but not limited to, books and records relating to Net Sales and orders for Licensed Items.  Such books and records shall be maintained in accordance with generally accepted accounting procedures and principles consistently applied.  Licensor or its duly authorized agents or representatives shall have the right to inspect said books and records at Licensee's premises during Licensee's regular business hours with reasonable advanced notice.

ARTICLE 9:                      LICENSEE'S QUARTERLY REPORTS OF SHIPMENTS AND ROYALTY PAYMENTS

On or before the twentieth (20th) day of each January, April, July and October during the Contract Term and the Renewal, Licensee shall deliver to Licensor the following:  (i) a written statement, certified to be true and correct by an executive officer of Licensee, setting forth the gross orders and Net Sales for each of the Licensed Items during the preceding calendar quarter and a calculation of the Earned Royalties payable under Articles 4 and 5 of this Agreement, and (ii) payment to Licensor in full of the Earned Royalties amount due under Articles 4 and 5 of this Agreement, provided that Licensee shall receive a credit for the Minimum Royalties previously due for such applicable Contract Year.  For purposes of clarity, no Earned Royalties shall be due or payable until the aggregate for such Contract Year exceeds the Minimum Royalties that were previously paid for such Contract Year, i.e., for the Earned Royalty payments due in April, July and October, the Earned Royalties will receive a credit for the first Minimum Royalty payment paid in such Contract Year, and for the Earned Royalty payment due in January of the following year, the Earned Royalties will receive a credit for any portion of the first Minimum Royalty payment that was not used and for the second Minimum Royalty payment paid in such Contract Year.

ARTICLE 10:                    LICENSEE'S ANNUAL REPORTS AND ANNUAL ROYALTY PAYMENTS

On or before the fifteenth (15th) day of the second (2nd) month following the end of Licensee's fiscal year, Licensee shall render to Licensor a statement certified by an executive officer of the Licensee disclosing gross shipments, Net Sales, Royalties due and Royalties paid for Licensee's preceding fiscal year, and for any Contract or Renewal.  If said statement discloses that the amount of Royalties paid during any period to which said statement relates was less than the amount required to be paid under the provisions of this Agreement, Licensee shall pay said deficiency concurrent with the delivery of the statement.  If said statement discloses the Licensee has paid Royalties in excess of the amounts required to be paid, Licensor shall apply said excess to the next Royalty payment.

ARTICLE 11:                    AUDIT BY LICENSOR

At all times during the existence of this Agreement and for twelve (12) months after the last report is rendered hereunder, Licensor, shall have the right to audit all books and records of Licensee in respect to the Licensed Items with reasonable notice.  Licensor shall have the further right to engage an independent certified public accounting firm, to audit the books and records of Licensee with regards to the Royalties due hereunder.  In the event any such audit shall disclose that the Licensee has understated Net Sales or underpaid Royalties for any reporting period, Licensee shall forthwith and upon written demand of Licensor, pay the amount, if any, by which the Royalties owing exceed Royalties paid, plus interest of six percent (6%) per annum on such delinquent amounts, accruing from the date on which such amounts became delinquent to the date on which such delinquent amounts were paid.  In the event that Licensee has understated Net Sales and consequently has underpaid Royalties in excess of Five Thousand dollars ($5,000) of amount due for any Contract Term, Licensee shall forthwith and upon written demand also pay all costs, fees and expenses incurred by Licensor in conducting such audit, including, without limitation, reasonable travel expenses.  Should such audit disclose that the Royalties paid exceed the Royalties due, any excess revealed by such audit will be remitted to Licensee

ARTICLE 12:                    LICENSEE OBLIGATIONS

12.1
Licensee Diligence.  Licensee shall design, manufacture, advertise, sell and ship the Licensed Items and shall continuously and diligently during the term hereof procure and maintain facilities and trained personnel sufficient and adequate to accomplish the foregoing, all to the extent and in a manner no less thorough, diligent and professional than the same accorded by Licensee for Licensee's most favored premium products and/or services.  A cessation of the above for a continuous period of ninety (90) days shall be grounds for termination by Licensor on thirty days’ written notice to Licensee, during which time, Licensor shall be given the opportunity to cure such cessation.

12.2
Licensor Inspection Rights.  Licensor shall have the right to inspect any of Licensee's facilities pertaining to the Licensed Items during regular business hours.  Licensor shall conduct such inspection in the presence of an officer, partner or authorized representative of Licensee.

ARTICLE 13:                    APPROVALS AND QUALITY STANDARDS

13.1
Approval.  Prior to any use of any Trademarks, Licensee shall, at Licensee's expense, submit to Licensor, for Licensor's written approval, the following:  (a) two (2) specimens of each Licensed Item on which said Trademarks are to appear (the “Specimens”); (b) all industry standard specification, regulatory and safety certifications or documentation for each Licensed Item; (c) all artwork which Licensee intends to use in connection with the Trademarks; and (d) all packaging, advertising and promotional literature which Licensee intends to use in the marketing or merchandising of the Licensed Items.   Licensor shall give Licensee written notice of approval or disapproval within ten (10) calendar  days from  receipt of the specimens, and should Licensor disapprove, its written notice shall explain in detail the reasons for disapproval so that Licensee may prepare and submit new specimens and/or samples.

13.2
Standards.  After Licensor has given its written approval of said specimens, then the approved product, quality, packaging, advertising and promotional literature shall be the standard for future Licensed Items produced thereafter (the “Approved Quality”).

13.3
Periodic Samples.  Upon written request from Licensor, Licensee shall provide at least two randomly selected samples of Licensed Items from production at Licensee’s expense.  Licensor sample requests will not exceed two samples per each six month interval.

13.4
Approved Quality Standards.  Without the prior written approval of Licensor, Licensee shall not sell or distribute any Licensed Article which deviates from the Approved Quality more than the deviation which would occur as a result of normal deviations in raw material characteristics.

13.5
Product Recall.  Licensee shall not sell or distribute any sub-standard products under the Trademarks.  In the event that Licensee sells Licensed Items bearing the Trademark which are not in compliance with the agreed upon standards as set forth herein, Licensor may require that Licensee immediately stop selling and immediately remove all non-compliant Licensed Items bearing the Trademarks from retail shelves, point-of-purchase displays and from the inventory of any of its customers.  All costs associated with the removal of non-compliant Licensed Items shall be borne by Licensee.  If Licensee fails to remove non-compliant Licensed Items bearing the Trademark from its retail shelves or point-of-purchase displays within ten days after receipt of written notice from Licensor, Licensee’s right to continue using the Trademark shall cease immediately without any right to cure.  Licensee acknowledges and agrees that irreparable injury to Licensor would occur and that Licensor shall be entitled to temporary, preliminary and permanent injunctive relief, cost and reasonable attorneys’ fees arising from such continued violation.

ARTICLE 14:                    RESTRICTIONS UPON SUBCONTRACTS

Licensee shall not enter into subcontracts for the manufacture of Licensed Items without the express written consent of Licensor.  Licensee is responsible for the work of any subcontractor and for any debts, obligations or liabilities incurred by any such subcontractor in connection with the Licensed Items.  Licensee shall discontinue using any subcontractor who shall fail to comply with quality standards and/or delivery schedules required by Licensee or Licensor.

ARTICLE 15:                    ASSIGNMENT; TRANSFERS; SUBLICENSE

The parties hereby acknowledge the substantial personal service nature of Licensee's obligations hereunder.  Therefore, without the prior written consent of Licensor, Licensee shall not voluntarily or by operation of law assign or transfer this Agreement or any of Licensee's rights or duties hereunder or any interest of Licensee herein, except to a subsidiary of the Licensee over which the Licensee exercises significant influence, nor shall Licensee enter into any sublicense for the use of the Trademarks by others.

Any assignment, transfer or sub-license without Licensor's written consent shall be void and at the option of the Licensor shall constitute a default hereunder.  For purposes of this Article 15, the transfer in one or more transactions, by operation of law, or otherwise of 50% or more of the outstanding voting securities of Licensee shall be deemed an attempted assignment by the Licensee of this Agreement.

ARTICLE 16:                    NO DILUTION OF TRADEMARKS OR ATTACK UPON TRADEMARKS

16.1
Limit on Use.  Licensee shall not at any time use, promote, advertise, display or otherwise publish any of the Trademarks or any material utilizing or reproducing any of the Trademarks in whole or in part, except as specifically provided in this Agreement.

16.2	Notice. Licensee shall cause to appear on all Licensed Items the notice language set forth in Article 18.

16.3	Materials and Documents. Licensee shall provide all materials and execute all documents required by law incident to the maintenance and/or preservation of the Trademarks and Licensor's rights therein.

16.4
No Contest of Trademark Validity.  Licensee shall not contest the validity of the Trademarks or any rights of Licensor therein, nor shall Licensee willingly become an adverse party in litigation in which others shall contest the Trademarks or Licensor's said rights.  In addition thereto, Licensee shall not in any way seek to avoid its obligations hereunder because of the assertion or allegation by any persons, entities or government agencies, bureaus, or instrumentalities that the Trademarks, or any of them, are invalid or ineffective or by reason of any contest concerning the rights of Licensor therein.

16.5
No Other Trademark Protection.  Licensee agrees not to seek any state, Federal, foreign or other statutory trademark or service mark or other protection for the Trademarks as they are used in connection with the Licensee's goods or services and agrees that the use of the Trademarks shall be for the sole benefit of the Licensor.

ARTICLE 17:                    LICENSOR REPRESENTATIONS, WARRANTIES AND COVENANTS; INFRINGEMENT AND OTHER TRADEMARK LITIGATION

17.1
Licensor Representations, Warranties and Covenants.  Licensor represents, warrants and covenants that, as of the date of this Agreement and during the Contract Term, (a) it has the power, authority and authorization to execute and deliver this Agreement and to perform its obligations under it in all material respects; (b) it is the sole owner of the Trademarks and has all intellectual property rights necessary to grant the exclusive license to Licensee hereunder, and none of the Trademarks violates, infringes or misappropriates a third party’s intellectual property rights; (c) the execution and delivery of this Agreement by Licensor, and the performance by Licensor of its obligations hereunder, does not and shall not violate any agreement, limitations or restrictions to which it is a party or by which it is or will be otherwise bound and (d) it will not make or enter into any agreement with any third party that is inconsistent with any of the provisions of this Agreement.  Licensor shall promptly provide Licensee with written notice if it learns that any of the foregoing representations, warranties or covenants are not true, and Licensee shall have the right to terminate this Agreement upon any material breach of any of the foregoing representation, warranties or covenants.

17.2
Trademark Defense.  Licensee shall apprise Licensor immediately upon discovery of any possible infringement of the Trademarks which comes to the attention of the Licensee.  Licensor, at its sole cost and expense, and in its own name, may prosecute and defend any action or proceeding which Licensor deems necessary or desirable to protect the Trademarks, including but not limited to actions or proceedings involving their infringement.  Upon written request by Licensor, Licensee shall join Licensor at Licensor's sole expense in any such action or proceeding.   However, Licensee shall not commence any action or proceeding to protect the Trademarks or any action or proceeding alleging infringement thereof without the prior written consent of Licensor.  Licensee may prosecute and defend, at its sole expense and in its own name, any action or proceeding to protect its designs or styles.  Any and all damages recovered in any action or proceeding commenced by Licensor shall belong solely and exclusively to Licensor.

17.3
No Liability for Violation.  Except for Licensor’s obligations arising under this Agreement, including but not limited to those items for which the Licensor has agreed to indemnify the Licensee, Licensor shall have no liability to Licensee or any other person, nor shall be there by any right of contribution against Licensor therefore, for any action or proceeding alleging any violation of any antitrust, trade regulation, or similar statute, or unfair competition.  Furthermore, in the event of any threatened or actual action or proceeding in which Licensee and Licensor are or may be charged with jointly violating any antitrust, trade regulation or similar statute, or any law pertaining to unfair competition, Licensee may, at its option, elect to be represented in such threatened or actual action or proceeding by Licensor's counsel at no cost to Licensee for fees, costs or expenses.   Should Licensee elect in such event to be represented by Licensor's counsel, then Licensee shall relinquish any right to control or direct such threatened or actual action or proceeding, and Licensor shall maintain full control thereof.  Such representation of Licensee shall continue only so long as Licensor's counsel, in its sole and absolute discretion, believes that it may properly and ethically represent both Licensor and Licensee.  In the event that Licensor's counsel decides that it may no longer properly and ethically represent both Licensor and Licensee, then Licensor's counsel shall continue to represent Licensor only, and Licensee's continued defense shall be at Licensee's sole expense and shall be conducted by separate counsel.

17.4
Licensee Indemnification.  Except for claims: a) not arising out of Licensee’s negligence, breach of this Agreement or failure to follow applicable laws, regulations or instructions provided by Licensor; and b) relating solely to Licensor’s obligations arising under this Agreement, including but not limited to those items for which the Licensor has agreed to indemnify the Licensee, Licensee shall indemnify and hold Licensor harmless from any and all trademark or infringement liability and/or claims by a third party for which Licensor shall become liable by reason of any actions that may be committed by Licensee in connection with Licensee's improper use of the Trademarks.

17.5
Limitation on Rights.  Except for claims: a) not arising out of Licensee’s negligence, breach of this Agreement or failure to follow applicable laws, regulations or instructions provided by Licensor; and b) relating solely to Licensor’s obligations arising under this Agreement, including but not limited to those items for which the Licensor has agreed to indemnify the Licensee, Licensee shall have no rights against Licensor with respect to any of the matters covered in this Article 17 except as expressly set forth above.  Licensee shall under no circumstance incur legal expense on Licensor's account absent prior specific written authorization from Licensor.

ARTICLE 18:                    ADDITIONAL RESTRICTIONS UPON USE OF TRADEMARKS

18.1
Identification of Licensed Items.  It is the intention of the parties hereto and the purpose of this Article 18 that all of the Licensed Items be identified to the general public by the Trademarks.  Licensee agrees to use on all Licensed Items and other materials on, or in connection with which any of the Trademarks are used, appropriate registration indicators, legends, markings or notices as may be specified or required by law to give appropriate notice of all trademark, trade name, trade dress or other rights therein or pertaining thereto.  Licensee agrees to use notice language in the manufacture, sale, advertising or other promotion of the Licensed Items as follows:  “The AirTouch trademark is used under license by Waxess Holdings Inc.” or other such language as the Parties mutually agree.

ARTICLE 19:                                DEFAULTS BY LICENSEE

19.1
Defaults.  Except as otherwise expressly provided in this Agreement, in the event Licensee shall default in the performance of any of the terms, conditions or obligations to be performed by Licensee hereunder, and if such default involves the payment of money and same shall not be cured within thirty (30) days of such default, or if such default involves performance other than the payment of money and the same is not cured within sixty (60) days after Licensor gives written notice to Licensee of such default, then and in any such event, Licensor may  terminate this Agreement and all of the rights and obligations hereunder (except as otherwise expressly provided by this Agreement).  In the event that a Receiver is appointed to, or one or more creditors take possession of all, or substantially all, of the assets of the Licensee, or if Licensee shall make a general assignment for the benefit of creditors, or if any action is taken or suffered by Licensee under any state or Federal insolvency or bankruptcy act, then this Agreement and all of the rights and obligations hereunder (except as otherwise expressly provided by this Agreement) shall immediately, and without notice or need of any further action by any party hereto, terminate.

19.2
Time for Performance.   The time for performance of any act required of either party shall be extended by a period equal to the period during which such party was reasonably prevented from performance by fire, flood, storm, or other like casualty beyond such party's control.

ARTICLE 20:                                LICENSOR'S RIGHTS TO DESIGNS, ETC., UPON TERMINATION

20.1
Rights Upon Termination.  In the event this Agreement is terminated for any reason, or expires according to its terms, Licensee shall assign, transfer and transmit to Licensor any and all rights of Licensee in the Trademarks, including associated goodwill, and shall not thereafter manufacture, sell or use the Trademarks in any manner.  Licensee may, however, dispose of its stock of Licensed Items on hand within one hundred and twenty (120) days after the termination of this Agreement; provided, however, all sums due to Licensor have first been paid; and, further provided, that Licensee shall, prior to the effective date of said termination, deliver to Licensor a detailed schedule of all inventory of Licensed Items in Licensee's possession (constructive or otherwise).  After the expiration of the aforesaid 120 day period, Licensee shall destroy all Licensed Items and packaging and promotional material remaining in Licensee's possession which are identified in any manner by or with the Trademarks.  Notwithstanding the above, Licensor shall have the right to purchase such excess stock of Licensed Items, in whole or in part, prior to any sale or offer of sale by Licensee to any third party, for an amount equal to the wholesale cost of such Licensed Items.  It is specifically understood and agreed that the Licensee's right to dispose of stock shall be conditioned upon the absence of harm to the Trademarks and/or the reputation of the Licensor arising from the Licensee's use of the Trademarks, as determined by the Licensor in its sole discretion.

20.2
Continuation of Agreement Terms.  Licensee shall continue to abide by the terms of this Agreement with respect to such Licensed Items during the period in which disposition pursuant to Article 20.1 of this Agreement is taking place.  Neither Licensee nor any creditor (judgment or otherwise), assignee, transferee, trustee, or receiver of Licensee, or similar person or officer, or purchaser other than in the regular course of Licensee's business may sell or transfer any Licensed Item until and unless all sums due Licensor from Licensee have been paid.  Further, upon termination of this Agreement, all labels, signs, packages, wrappers, cartons, circulars, advertisements, and other items bearing or containing any reproduction or representation of any of the Trademarks shall automatically and without cost to Licensor become the property of Licensor, and Licensee shall immediately deliver the same to Licensor's place of business or other location designated by Licensor.  Licensed Items that have Trademarks removed will be excluded from this Section.  The reasonable cost of such delivery shall be paid by the Licensor.

20.3
Licensee's Obligations.  The termination of this Agreement for any reason shall not relieve Licensee of any accrued obligations to Licensor nor shall such action relieve Licensee of any obligation or duty which accrued on or after the termination or expiration of this Agreement.

20.4
No Right in Licensee.  It is understood and agreed that except for the right to use the Trademarks as specifically provided for in this Agreement, and unless the Licensee exercises its Option pursuant to Section 3 herein, Licensee shall have no right, title or interest in or to the Trademarks.  Upon and after the termination of this Agreement, all rights granted to Licensee hereunder, together with any interest in and to the Trademarks that Licensee may acquire, shall forthwith and without further act or instrument be assigned to and revert to the Licensor.  In addition, Licensee shall execute any instruments requested by Licensor to accomplish or confirm the foregoing.  Any such assignment, transfer or conveyance shall be without consideration other than the mutual agreements contained herein.

20.5	Survival of Terms. The provisions of this Article 20 shall survive the termination (or expiration) of this Agreement.

ARTICLE 21:                    ADDITIONAL RIGHTS PRIOR TO TERMINATION

During the final Contract Year, Licensor shall have the right to design and manufacture merchandise of the types covered by this Agreement and to negotiate and conclude such Agreements as it desires pursuant to which it may grant licenses to any party or parties of any or all of the rights herein granted to Licensee;  provided, however, that no merchandise herein identified as Licensed Items shall be shipped by Licensor or any third party other than Licensee prior to the expiration or termination of this Agreement (exclusive of the additional one hundred and twenty (120) day period for the disposition of the Licensed Items as provided in Article 20 hereof).

ARTICLE 22:                    GOODWILL

Licensee acknowledges and recognizes that the Trademarks are of substantial significance and value to Licensor and that said Trademarks have acquired valuable secondary meaning, value and goodwill.  Except as may be otherwise specified in this Agreement, Licensee shall not use any of the Trademarks or any name or symbol similar thereto as part of its name or symbol or as part of the name or symbol of any corporation, partnership, joint venture, proprietorship or other entity or person which it controls or with which it is affiliated.

ARTICLE 23:                    INSURANCE

During the term of this Agreement and any agreed upon extensions, Licensee shall maintain or shall cause its supplier of Licensed Items to maintain comprehensive general liability, product liability and advertising liability insurance in an amount no less than $1 million per incidence or occurrence plus excess liability insurance to a minimum limit of $5 million and shall have Licensor named as an additional insured party therein.

ARTICLE 24:                    AGENTS, FINDERS AND BROKERS

Each of the parties to this Agreement shall be responsible for the payment of any and all agent, brokerage and/or finder commissions, fees and related expenses incurred by it in connection with this Agreement or the transactions contemplated hereby and agrees to indemnify the other and hold it harmless from any and all liability (including, without limitation, reasonable attorney's fees and disbursements paid or incurred in connection with any such liability) for any agent, brokerage and/or finder commissions, fees and related expenses claimed by its agent, broker or finder, if any, in connection with this Agreement or the transactions contemplated hereby.  Licensor's sole agent/finder/broker in connection with this Agreement is Leveraged Marketing Corporation of America (“LMCA”) with offices at 156 West 56th Street, Suite 1400, New York, New York 10019.  Any and all commissions, fees and/or other monies due LMCA in connection with this Agreement shall be borne exclusively by Licensor.

ARTICLE 25:                    RESERVED RIGHTS

Rights not herein specifically granted to Licensee are reserved by Licensor and may be used by Licensor without limitation.  Any use by Licensor of such reserved rights, including but not limited to the use or authorization of the use of the Trademarks in any manner whatsoever not inconsistent with Licensee's right hereunder, shall not be deemed to be interference with or infringement of any of Licensee's rights.

ARTICLE 26:                    APPLICABLE LAW

This Agreement shall be construed and governed, in all respects, by the law of the State of California applicable to contracts made and to be performed in that state without reference to any provisions relating to conflicts of law.  Any legal action or proceeding of any sort against Licensor by or on behalf of Licensee shall be brought in a court of competent jurisdiction in Los Angeles County, California.

ARTICLE 27:                    NON-AGENCY OF PARTIES

This Agreement does not constitute or appoint Licensee as the agent or legal representative of Licensor, or Licensor as the agent or legal representative of Licensee, for any purpose whatsoever.  Licensee is not granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of, Licensor or to bind Licensor in any manner or thing whatsoever; nor is Licensor granted any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of or in the name of Licensee, or to bind Licensee in any manner or thing whatsoever.  No joint venture or partnership between the parties hereto is intended or shall be inferred.

ARTICLE 28:                    AMENDMENTS AND WAIVERS

This Agreement may be amended or modified by mutual written agreement of the Licensor and Licensee, and the Parties may waive any of rights hereunder or performance by the other party of any of its obligations hereunder, only by instrument in writing.  In the event either party shall at any time waive any of its rights under this Agreement or the performance by the other party of any of its obligations hereunder, such waiver shall not be construed as a continuing waiver of the same rights or obligations, or a waiver of any other rights or obligations.

ARTICLE 29:                    ENTIRE AGREEMENT

This Agreement constitutes the entire Agreement between the parties as to the Licensed Items, and supersedes all prior agreements and understandings relating to this subject matter hereof.

ARTICLE 30:                    SEPARABILITY OF PROVISIONS

If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provisions shall be fully severable.  The Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provisions had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.  Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid or enforceable.

ARTICLE 31:                    COUNTERPARTS; HEADINGS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The headings herein are set out for convenience of reference only and shall not be deemed a part of this Agreement.

ARTICLE 32:                    BINDING EFFECT

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and, subject to the provisions of Article 15 of this Agreement, their respective permitted successors and assigns.

ARTICLE 33:                    INDEMNIFICATION BY LICENSEE

Except for claims: a) not arising out of Licensee’s negligence, breach of this Agreement or failure to follow applicable laws, regulations or instructions provided by Licensor; and b) relating solely to Licensor’s obligations arising under this Agreement, including but not limited to those items for which the Licensor has agreed to indemnify the Licensee, Licensee shall indemnify, defend and hold harmless Licensor from and against all demands, claims (including without limitation, claims for product liability, alleged product defects, negligence, false advertising, breach of warranty, fraud and misrepresentation) actions or causes of action, assessments, losses, damages, liabilities, costs and expenses (including, without limitation, interest, penalties, attorneys’ fees and expenses) (“Damages”) asserted against, resulting to or imposed upon or incurred by Licensor, including any Damages for loss of, or damage to, property, or for personal injury, sickness and disease (including death) sustained by any person, including but not limited to the ultimate user of the Licensed Items or other person affected by the use of the Licensed Items, if such loss, damages or injury is caused by, arises out of, or is in any way connected with the Licensed Items hereunder.

ARTICLE 34:                    CONFIDENTIALITY

34.1
Exchange of Information.  In performing the rights and obligations under this Agreement, it is anticipated that the parties may disclose confidential information.  “Confidential Information” shall include any and all information that is not publicly known, including, but not limited to customer lists, market share, sources of product supply, sales prices, and financial data.  Confidential Information includes all information exchanged between the parties except information that:

34.1.1 can be demonstrated to have been in the public domain prior to the date of the disclosure;
34.1.2 can be demonstrated to have been in the receiving party’s possession prior to its disclosure to the receiving party;
34.1.3 becomes part of the public domain by publication or otherwise not due to any unauthorized act or omission on the part of receiving party; or
34.1.4 is given to the receiving party as a matter of right by a third party who is under no obligation to hold such information confidential.

34.2
Non-disclosure or use.  Each party agrees that is shall not, at any time during or subsequent to the termination or expiration of this Agreement, without the express permission of the disclosing party, publish, disclose or use any Confidential Information of the other party.

ARTICLE 35:                    ADDRESSES FOR NOTICE

All notices, statements, consents, instructions or other documents required or authorized to be given hereunder shall be in writing, and shall be delivered personally to an officer, partner or authorized representative of the other party or by certified mail, return receipt requested, addressed to the parties concerned as follows:

to Licensee at:

Waxess Holdings, Inc.
1401 Dove Street, Suite 220
Newport Beach, CA 92660

and to Licensor at:

JMM Lee Properties
2807 Antigua Dr.
Burbank, CA 91504

with a copy to:

Leveraged Marketing Corporation of America
Attn: President
156 West 56th Street, Suite 1400
New York, NY 10019

and shall be deemed to have been given upon receipt.

ARTICLE 36:                    INDEMNIFICATION OF LICENSEE

Licensor and its successors and assigns (collectively, “Indemnitor”) will at all times indemnify, defend and hold harmless Licensee and its affiliates, and their respective officers, directors, employees, representatives, successors and assigns (each, an “Indemnitee”), from and against any and all claims, demands, liabilities, causes of action, suits, proceedings, judgments, losses, damages of any nature whatsoever, and all costs and expenses, including without limitation reasonable counsel fees, costs of investigations, interest and penalties, arising out of, relating to or based on any claim, suit, action or other proceeding (an “Action”) determining that a Trademark licensed hereunder is not owned by Licensor (a “Licensee Indemnified Claim”).  Licensee shall give prompt written notice of any Licensee Indemnified Claim, provided that the failure of Licensee to give such notice shall not relieve Licensor of any of its obligations under this Article except to the extent that Licensor is actually prejudiced by such failure.   Licensor shall have the sole right to control the defense of any such Licensee Indemnified Claim; provided, however, that in the event that Licensee reasonably determines that a conflict exists between Licensor and itself, or in Licensee’s reasonable judgment Licensor fails to provide an adequate defense, Licensee may, at Licensee’s expense, retain its own counsel to represent its interests, so long as such defense does not violate any terms or conditions of this Agreement, including without limitation Article 16.4, or otherwise harm the enforceability or value of the Trademarks.  Licensee shall provide cooperation and assistance to Licensor relative to any Licensee Indemnified Claim at Licensor’s sole expense.  Any settlement of any Licensee Indemnified Claim must fully release the Indemnitees.  Licensor shall be responsible for and pay any settlement made.  This Article 36 shall survive the expiration or earlier termination of this Agreement.

IN WITNESS WHEREOF, this Agreement is executed on the day and year first written above.

JMM LEE PROPERTIES (Licensor)

/s/ Michael J. Lee, Principal

By: Michael J. Lee

WAXESS HOLDINGS, INC. (Licensee)

Jerome S. Kaiser, Vice President and Chief Financial Officer

By: /s/ Jerome S. Kaiser

Exhibit A

AirTouch Trademark Application Status
Domestic

Mark	Serial No.	Class	Product /Services	Status
AIRTOUCH	77472856	009
Telecommunications and information technology equipment and supplies, namely, telephones, pagers, wireless hand held mobile digital electronic devices for the sending and receiving of telephone calls and electronic mail, MP3 and other digital format audio players, personal digital assistants, electronic personal organizers, electronic notepads, videophones, digital cameras and machine-readable magnetically encoded cards, namely, telephone calling cards
				Registered Trademark of JMM Lee Properties, LLC Registration No: 3990397
AIRTOUCH	85356794	038
Communication services, namely, transmission of voice, audio, visual images and data by telecommunications networks, wireless communication networks, the Internet, information services networks and data networks

				- New Application Office Supplied Data Entered In Tram - Registration pending
	85307253	038
Communication services, namely, transmission of voice, audio, visual images and data by telecommunications networks, wireless communication networks, the Internet, information services networks and data networks
				- New Application Office Supplied Data Entered In Tram - Notice Of Design Search Code And Pseudo Mark Mailed - Registration pending
	85302822	009
Telecommunications and information technology equipment and supplies, namely, telephones, pagers, wireless hand held mobile digital electronic devices for the sending and receiving of telephone calls and electronic mail, MP3 and other digital format audio players, personal digital assistants, electronic personal organizers, electronic notepads, videophones, digital cameras and machine-readable magnetically encoded cards, namely, telephone calling cards
				- New Application Office Supplied Data Entered In Tram - Notice Of Design Search Code And Pseudo Mark Mailed - Registration pending
AIRTOUCH	85357414	009
Electric monitoring apparatus and alarms, namely, radio signal transmitters, receivers and antennas; security cameras; burglar alarms; remote control units for personal emergency response systems and alarm systems; security keypads; intercoms; motion sensors and environmental sensors in the nature of passive infrared sensors and window and door contact sensors; telephone communication base stations, namely, digital alarm communication transmitters; electric monitoring apparatus, namely, computer hardware and software used to monitor and track movement activity and used to transmit electronic messages and data via communications networks; and electric monitoring apparatus, namely, computer hardware and peripheral terminalswindow and door contact sensors; telephone communication base stations, namely, digital alarm communication transmitters; electric monitoring apparatus, namely, computer hardware and software used to monitor and track movement activity and used to transmit electronic messages and data via communications networks; and electric monitoring apparatus, namely, computer hardware and peripheral terminals
				- New Application Office Supplied Data Entered In Tram - Registration pending

International

1077427 - AIRTOUCH

Countries	• AU • CN • KR

Date of the registration

20.04.2011
Expected expiration date of the registration/renewal
20.04.2021
Language of the application: English

Current Status

Name and address of the holder of the registration

Jmm Lee Properties, LLC
2807 Antigua Dr.
Burbank CA 91504  (US)
Contracting State of which the holder is a national
US

Legal nature of the holder (legal entity) and State, and, where applicable, territory within that State where the legal entity is organized
Ltd Liability Company, California, United States

Mark

AIRTOUCH
Reproduction of the mark where the mark is represented in standard characters
International Classification of Goods and Services for the Purposes of the Registration of Marks (Nice Classification) - NCL(9)

09  Telecommunications and information technology equipments and supplies, namely, telephones, pagers, wireless hand held mobile digital electronic devices for the sending and receiving of telephone calls and electronic mails, mp3 and other digital format audio players, personal digital assistants, electronic personal organizers, electronic notepads, videophones, digital cameras and machine-readable magnetically encoded cards, namely, telephone calling cards.

Basic application
US, 13.05.2008, 77472856

Data relating to priority under the Paris Convention and other data relating to registration of the mark in the country of origin

09  Telecommunications and information technology equipment and supplies, namely, telephones, pagers, wireless hand held mobile digital electronic devices for the sending and receiving of telephone calls and electronic mail, MP3 and other digital format audio players, personal digital assistants, electronic personal organizers, electronic notepads, videophones, digital cameras and machine-readable magnetically encoded cards, namely, telephone calling cards
US, 77472856

Designation(s) under the Madrid Protocol
AU - CN - KR

Registration :  2011/21 Gaz, 16.06.2011, AU, CN, KR

Publication number and date

2011/21 Gaz, 16.06.2011

Designation(s) under the Madrid Protocol
AU - CN - KR
Date of recording (date of notification from which the time limit to notify the refusal starts)
09.06.2011

Trademark/Service Mark Application, Principal Register

Serial Number: 77472856
Filing Date: 05/13/2008

Input Field	Entered
SERIAL NUMBER	77472856
MARK INFORMATION
*MARK	AIRTOUCH
STANDARD CHARACTERS	YES
USPTO-GENERATED IMAGE	YES
LITERAL ELEMENT	AIRTOUCH
MARK STATEMENT	The mark consists of standard characters, without claim to any particular font, style, size, or color.
REGISTER	Principal
APPLICANT INFORMATION
*OWNER OF MARK	JMM LEE PROPERTIES, LLC
*STREET	2807 Antigua Dr.
*CITY	Burbank
*STATE (Required for U.S. applicants)	California
*COUNTRY	United States
*ZIP/POSTAL CODE (Required for U.S. applicants only)	91504
PHONE	(818) 843-6315
FAX	(888) 953-9847
EMAIL ADDRESS	mlee@thorappliances.com
AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
LEGAL ENTITY INFORMATION
TYPE	limited liability company
STATE/COUNTRY WHERE LEGALLY ORGANIZED	California

GOODS AND/OR SERVICES AND BASIS INFORMATION
*INTERNATIONAL CLASS	009
*IDENTIFICATION
Telecommunications and information technology equipment and supplies, namely telephones, pagers, wireless hand held mobile digital electronic devices for the sending and receiving of telephone calls and electronic mail, MP3 and other digital format audio players, personal digital assistants, electronic organizers, electronic notepads, digital gaming devices, namely hand held video games, videophones, digital cameras and machine-readable magnetically encoded cards, namely telephone calling cards

FILING BASIS	SECTION 1(b)
CORRESPONDENCE INFORMATION
NAME	JMM LEE PROPERTIES, LLC
FIRM NAME	JMM LEE PROPERTIES, LLC
STREET	2807 Antigua Dr.
CITY	Burbank
STATE	California
COUNTRY	United States
ZIP/POSTAL CODE	91504
PHONE	(818) 843-6315
FAX	(888) 953-9847
EMAIL ADDRESS	mlee@thorappliances.com
AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
FEE INFORMATION
NUMBER OF CLASSES	1
FEE PER CLASS	325
*TOTAL FEE DUE	325
*TOTAL FEE PAID	325
SIGNATURE INFORMATION
SIGNATURE	/MJLee/

SIGNATORY'S NAME	Michael J Lee
SIGNATORY'S POSITION	Principal
DATE SIGNED	05/13/2008

United States of America

United States Patent and Trademark Office

AIRTOUCH

Reg. No. 3,990,397

Registered July 5, 2011

Int. Cl.: 9

TRADEMARK

PRINCIPAL REGISTER

JMM LEE PROPERTIES, LLC (CALIFORNIA LIMITED LIABILITY COMPANY)
2807 ANTIGUA DR.
BURBANK, CA 91504

FIRST USE 4-19-2011; IN COMMERCE 4-19-2011.

SN 77-472,856, FILED 5-13-2008.

MARGARET POWER, EXAMINING ATTORNEY

David J. Kappos

Director of the United States Patent and Trademark Office

Trademark/Service Mark Application, Principal Register

Serial Number: 77472856
Filing Date: 05/13/2008

To the Commissioner for Trademarks:

MARK: AIRTOUCH (Standard Characters, see mark)
The literal element of the mark consists of AIRTOUCH.
The mark consists of standard characters, without claim to any particular font, style, size, or color.

The applicant, JMM LEE PROPERTIES, LLC, a limited liability company legally organized under the laws of California, having an address of:

      2807 Antigua Dr.
      Burbank, California 91504
      United States

requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended.

International Class 009:  Telecommunications and information technology equipment and supplies, namely telephones, pagers, wireless hand held mobile digital electronic devices for the sending and receiving of telephone calls and electronic mail, MP3 and other digital format audio players, personal digital assistants, electronic organizers, electronic notepads, digital gaming devices, namely hand held video games, videophones, digital cameras and machine-readable magnetically encoded cards, namely telephone calling cards

Intent to Use: The applicant has a bona fide intention to use or use through the applicant's related company or licensee the mark in commerce on or in connection with the identified goods and/or services. (15 U.S.C. Section 1051(b)).

Correspondence Information:	JMM LEE PROPERTIES, LLC
2807 Antigua Dr.
Burbank, California 91504
(818) 843-6315(phone)
(888) 953-9847(fax)
mlee@thorappliances.com (authorized)

A fee payment in the amount of $325 has been submitted with the application, representing payment for 1 class(es).

Declaration

The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. Section 1001, and that such willful false statements, and the like, may jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. Section 1051(b), he/she believes applicant to be entitled to use such mark in commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of his/her own knowledge are true; and that all statements made on information and belief are believed to be true.

Signature: /MJLee/   Date Signed: 05/13/2008
Signatory's Name: Michael J Lee
Signatory's Position: Principal

RAM Sale Number: 6982
RAM Accounting Date: 05/13/2008

Serial Number: 77472856
Internet Transmission Date: Tue May 13 12:05:34 EDT 2008
TEAS Stamp: USPTO/BAS-71.227.215.228-200805131205340
74335-77472856-400c1925a01ae8cb756c4ca16
2d3222c23-CC-6982-20080513115713372845

PTO Form 1478 (Rev 9/2006)
OMB No. 0651-0009 (Exp 12/31/2011)

Trademark/Service Mark Application, Principal Register

Serial Number: 85307253
Filing Date: 04/28/2011

NOTE: Data fields with the * are mandatory under TEAS Plus. The wording "(if applicable)" appears where the field is only mandatory under the facts of the particular application.

The table below presents the data as entered.

Input Field	Entered
TEAS Plus	YES
MARK INFORMATION
*MARK
*SPECIAL FORM	YES
USPTO-GENERATED IMAGE	NO
*COLOR MARK	NO
*COLOR(S) CLAIMED (If applicable)
*DESCRIPTION OF THE MARK (and Color Location, if applicable)	The mark consists of The mark consists of The wording AirTouch with an arch extending over the top of the entire text.
PIXEL COUNT ACCEPTABLE	YES
PIXEL COUNT	459 x 250
REGISTER	Principal
APPLICANT INFORMATION
*OWNER OF MARK	JMM Lee Properties, LLC
*STREET	2807 Antigua Dr.

*CITY	Burbank
*STATE (Required for U.S. applicants)	California
*COUNTRY	United States
*ZIP/POSTAL CODE (Required for U.S. applicants only)	91504
PHONE	818-843-6315
EMAIL ADDRESS	mlee@jmmlee.com
AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
LEGAL ENTITY INFORMATION
*TYPE	LIMITED LIABILITY COMPANY
* STATE/COUNTRY WHERE LEGALLY ORGANIZED	California
GOODS AND/OR SERVICES AND BASIS INFORMATION
*INTERNATIONAL CLASS	038
IDENTIFICATION
Communication services, namely, transmission of voice, audio, visual images and data by telecommunications networks, wireless communication networks, the Internet, information services networks and data networks

*FILING BASIS	SECTION 1(a)
FIRST USE ANYWHERE DATE	At least as early as 04/20/2011
FIRST USE IN COMMERCE DATE	At least as early as 04/20/2011
SPECIMEN FILE NAME(S)
SPECIMEN DESCRIPTION	Router used for AirTouch wireless telecommunication service
ADDITIONAL STATEMENTS SECTION
*TRANSLATION (if applicable)
*TRANSLITERATION (if applicable)

*CLAIMED PRIOR REGISTRATION (if applicable)
*CONSENT (NAME/LIKENESS) (if applicable)
*CONCURRENT USE CLAIM (if applicable)
CORRESPONDENCE INFORMATION
*NAME	JMM Lee Properties, LLC
FIRM NAME	JMM Lee Properties, LLC
*STREET	2807 Antigua Dr.
*CITY	Burbank
*STATE (Required for U.S. applicants)	California
*COUNTRY	United States
*ZIP/POSTAL CODE	91504
PHONE	818-843-6315
*EMAIL ADDRESS	mlee@jmmlee.com
*AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
FEE INFORMATION
NUMBER OF CLASSES	1
FEE PER CLASS	275
*TOTAL FEE PAID	275
SIGNATURE INFORMATION
* SIGNATURE	/MJLee/
* SIGNATORY'S NAME	Michael J. Lee
* SIGNATORY'S POSITION	Principal
* DATE SIGNED	04/28/2011

PTO Form 1478 (Rev 9/2006)
OMB No. 0651-0009 (Exp 12/31/2011)

Trademark/Service Mark Application, Principal Register

TEAS Plus Application

Serial Number: 85307253
Filing Date: 04/28/2011

To the Commissioner for Trademarks:

MARK: (Stylized and/or Design, see mark)
The applicant is not claiming color as a feature of the mark. The mark consists of The mark consists of The wording AirTouch with an arch extending over the top of the entire text.
The applicant, JMM Lee Properties, LLC, a limited liability company legally organized under the laws of California, having an address of

      2807 Antigua Dr.
      Burbank, California 91504
      United States

requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended, for the following:

For specific filing basis information for each item, you must view the display within the Input Table.

International Class 038:  Communication services, namely, transmission of voice, audio, visual images and data by telecommunications networks, wireless communication networks, the Internet, information services networks and data networks

In International Class 038, the mark was first used at least as early as 04/20/2011, and first used in commerce at least as early as 04/20/2011, and is now in use in such commerce. The applicant is submitting one specimen(s) showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services, consisting of a(n) Router used for AirTouch wireless telecommunication service.

Specimen File1

The applicant's current Correspondence Information:
JMM Lee Properties, LLC
JMM Lee Properties, LLC
2807 Antigua Dr.
Burbank, California 91504
818-843-6315(phone)
mlee@jmmlee.com (authorized)

A fee payment in the amount of $275 has been submitted with the application, representing payment for 1 class(es).

Declaration

The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. Section 1001, and that such willful false statements, and the like, may jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. Section 1051(b), he/she believes applicant to be entitled to use such mark in commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of his/her own knowledge are true; and that all statements made on information and belief are believed to be true.

Signature: /MJLee/   Date Signed: 04/28/2011
Signatory's Name: Michael J. Lee
Signatory's Position: Principal

RAM Sale Number: 864
RAM Accounting Date: 04/29/2011

Serial Number: 85307253
Internet Transmission Date: Thu Apr 28 14:37:38 EDT 2011
TEAS Stamp: USPTO/FTK-71.231.11.25-20110428143738723
885-85307253-480f5c905423d24e10a87bb67db
61b5178-CC-864-20110428140527159800

PTO Form 1478 (Rev 9/2006)
OMB No. 0651-0009 (Exp 12/31/2011)

Trademark/Service Mark Application, Principal Register

Serial Number: 85356794
Filing Date: 04/28/2011

NOTE: Data fields with the * are mandatory under TEAS Plus. The wording "(if applicable)" appears where the field is only mandatory under the facts of the particular application.

The table below presents the data as entered.

Input Field	Entered
TEAS Plus	YES
MARK INFORMATION
*MARK	AIRTOUCH
* STANDARD CHARACTERS	YES
USPTO-GENERATED IMAGE	YES
* LITERAL ELEMENT	AIRTOUCH
* MARK STATEMENT	The mark consists of standard characters, without claim to any particular font, style, size, or color.
REGISTER	Principal
APPLICANT INFORMATION
*OWNER OF MARK	JMM Lee Properties, LLC
*STREET	2807 Antigua Dr.
*CITY	Burbank
*STATE (Required for U.S. applicants)	California
*COUNTRY	United States
*ZIP/POSTAL CODE (Required for U.S. applicants only)	91504
PHONE	818-843-6315
EMAIL ADDRESS	mlee@jmmlee.com

AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
LEGAL ENTITY INFORMATION
*TYPE	LIMITED LIABILITY COMPANY
* STATE/COUNTRY WHERE LEGALLY ORGANIZED	California
GOODS AND/OR SERVICES AND BASIS INFORMATION
*INTERNATIONAL CLASS	038
IDENTIFICATION
Communication services, namely, transmission of voice, audio, visual images and data by telecommunications networks, wireless communication networks, the Internet, information services networks and data networks

*FILING BASIS	SECTION 1(a)
FIRST USE ANYWHERE DATE	At least as early as 04/20/2011
FIRST USE IN COMMERCE DATE	At least as early as 04/20/2011
SPECIMEN FILE NAME(S)
SPECIMEN DESCRIPTION	Router used for AirTouch wireless telecommunication service
ADDITIONAL STATEMENTS SECTION
*TRANSLATION (if applicable)
*TRANSLITERATION (if applicable)
*CLAIMED PRIOR REGISTRATION (if applicable)
*CONSENT (NAME/LIKENESS) (if applicable)

*CONCURRENT USE CLAIM (if applicable)
CORRESPONDENCE INFORMATION
*NAME	JMM Lee Properties, LLC
FIRM NAME	JMM Lee Properties, LLC
*STREET	2807 Antigua Dr.
*CITY	Burbank
*STATE (Required for U.S. applicants)	California
*COUNTRY	United States
*ZIP/POSTAL CODE	91504
PHONE	818-843-6315
*EMAIL ADDRESS	mlee@jmmlee.com
*AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
FEE INFORMATION
NUMBER OF CLASSES	1
FEE PER CLASS	275
*TOTAL FEE PAID	275
SIGNATURE INFORMATION
* SIGNATURE	/MJLee/
* SIGNATORY'S NAME	Michael J. Lee
* SIGNATORY'S POSITION	Principal
* DATE SIGNED	04/28/2011

PTO Form 1478 (Rev 9/2006)
OMB No. 0651-0009 (Exp 12/31/2011)

Trademark/Service Mark Application, Principal Register

TEAS Plus Application

Serial Number: 85307253
Filing Date: 04/28/2011

To the Commissioner for Trademarks:

MARK: (Standard Characters, see mark)
The literal element of the mark consists of AIRTOUCH. The mark consists of standard characters, without claim to any particular font, style, size, or color.
The applicant, JMM Lee Properties, LLC, a limited liability company legally organized under the laws of California, having an address of:

      2807 Antigua Dr.
      Burbank, California 91504
      United States

requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended, for the following:

For specific filing basis information for each item, you must view the display within the Input Table.

International Class 038:  Communication services, namely, transmission of voice, audio, visual images and data by telecommunications networks, wireless communication networks, the Internet, information services networks and data networks

In International Class 038, the mark was first used at least as early as 04/20/2011, and first used in commerce at least as early as 04/20/2011, and is now in use in such commerce. The applicant is submitting one specimen(s) showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services, consisting of a(n) Router used for AirTouch wireless telecommunication service.

The applicant's current Correspondence Information:
      JMM Lee Properties, LLC
      JMM Lee Properties, LLC
      2807 Antigua Dr.
      Burbank, California 91504
      818-843-6315(phone)
      mlee@jmmlee.com (authorized)

A fee payment in the amount of $275 has been submitted with the application, representing payment for 1 class(es).

Declaration

The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. Section 1001, and that such willful false statements, and the like, may jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. Section 1051(b), he/she believes applicant to be entitled to use such mark in commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of his/her own knowledge are true; and that all statements made on information and belief are believed to be true.

Signature: /MJLee/   Date Signed: 04/28/2011
Signatory's Name: Michael J. Lee
Signatory's Position: Principal

RAM Sale Number: 864
RAM Accounting Date: 04/29/2011

Serial Number: 85307253
Internet Transmission Date: Thu Apr 28 14:37:38 EDT 2011
TEAS Stamp: USPTO/FTK-71.231.11.25-20110428143738723
885-85307253-480f5c905423d24e10a87bb67db
61b5178-CC-864-20110428140527159800

PTO Form 1478 (Rev 9/2006)
OMB No. 0651-0009 (Exp 12/31/2011)

Trademark/Service Mark Application, Principal Register

Serial Number: 85302822
Filing Date: 04/23/2011

The table below presents the data as entered.

Input Field	Entered
SERIAL NUMBER	85302822
MARK INFORMATION
*MARK
SPECIAL FORM	YES
USPTO-GENERATED IMAGE	NO
LITERAL ELEMENT	AirTouch
COLOR MARK	NO
*DESCRIPTION OF THE MARK (and Color Location, if applicable)	The mark consists of The wording AirTouch with an arch extending over the top of the entire text.
PIXEL COUNT ACCEPTABLE	YES
PIXEL COUNT	459 x 250
REGISTER	Principal
APPLICANT INFORMATION
*OWNER OF MARK	JMM Lee Properties, LLC
*STREET	2807 Antigua Dr.
*CITY	Burbank
*STATE (Required for U.S. applicants)	California

*COUNTRY	United States
*ZIP/POSTAL CODE (Required for U.S. applicants only)	91504
PHONE	818-843-6315
EMAIL ADDRESS	mlee@jmmlee.com
AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
LEGAL ENTITY INFORMATION
TYPE	limited liability company
STATE/COUNTRY WHERE LEGALLY ORGANIZED	California
GOODS AND/OR SERVICES AND BASIS INFORMATION
INTERNATIONAL CLASS	009
*IDENTIFICATION
Telecommunications and information technology equipment and supplies, namely, telephones, pagers, wireless hand held mobile digital electronic devices for the sending and receiving of telephone calls and electronic mail, MP3 and other digital format audio players, personal digital assistants, electronic personal organizers, electronic notepads, videophones, digital cameras and machine-readable magnetically encoded cards, namely, telephone calling cards.

FILING BASIS	SECTION 1(a)
FIRST USE ANYWHERE DATE	At least as early as 04/19/2011
FIRST USE IN COMMERCE DATE	At least as early as 04/19/2011
SPECIMEN FILE NAME(S)
SPECIMEN DESCRIPTION	Telephone box with AirTouch logo
CORRESPONDENCE INFORMATION
NAME	JMM Lee Properties, LLC
FIRM NAME	JMM Lee Properties, LLC
STREET	2807 Antigua Dr.

CITY	Burbank
STATE	California
COUNTRY	United States
ZIP/POSTAL CODE	91504
PHONE	818-843-6315
EMAIL ADDRESS	mlee@jmmlee.com
AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
FEE INFORMATION
NUMBER OF CLASSES	1
FEE PER CLASS	325
*TOTAL FEE DUE	325
*TOTAL FEE PAID	325
SIGNATURE INFORMATION
SIGNATURE	/MJLee/
SIGNATORY'S NAME	Michael J Lee
SIGNATORY'S POSITION	Principal
DATE SIGNED	04/22/2011

PTO Form 1478 (Rev 9/2006)
OMB No. 0651-0009 (Exp 12/31/2011)

Trademark/Service Mark Application, Principal Register

Serial Number: 85302822
Filing Date: 04/23/2011

To the Commissioner for Trademarks:

MARK: AirTouch (stylized and/or with design, see mark)

The literal element of the mark consists of AirTouch.
The applicant is not claiming color as a feature of the mark. The mark consists of The wording AirTouch with an arch extending over the top of the entire text.
The applicant, JMM Lee Properties, LLC, a limited liability company legally organized under the laws of California, having an address of:

      2807 Antigua Dr.
      Burbank, California 91504
      United States

requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended, for the following:

International Class 009:  Telecommunications and information technology equipment and supplies, namely, telephones, pagers, wireless hand held mobile digital electronic devices for the sending and receiving of telephone calls and electronic mail, MP3 and other digital format audio players, personal digital assistants, electronic personal organizers, electronic notepads, videophones, digital cameras and machine-readable magnetically encoded cards, namely, telephone calling cards.

In International Class 009, the mark was first used at least as early as 04/19/2011, and first used in commerce at least as early as 04/19/2011, and is now in use in such commerce. The applicant is submitting one specimen(s) showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services, consisting of a(n) Telephone box with AirTouch logo.

Specimen File1

The applicant's current Correspondence Information:
JMM Lee Properties, LLC
JMM Lee Properties, LLC
2807 Antigua Dr.
Burbank, California 91504
818-843-6315(phone)
mlee@jmmlee.com (authorized)

A fee payment in the amount of $325 has been submitted with the application, representing payment for 1 class(es).

Declaration

The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. Section 1001, and that such willful false statements, and the like, may jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. Section 1051(b), he/she believes applicant to be entitled to use such mark in commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of his/her own knowledge are true; and that all statements made on information and belief are believed to be true.

Signature: /MJLee/   Date Signed: 04/22/2011
Signatory's Name: Michael J Lee
Signatory's Position: Principal

RAM Sale Number: 4614
RAM Accounting Date: 04/25/2011

Serial Number: 85302822
Internet Transmission Date: Sat Apr 23 01:07:27 EDT 2011
TEAS Stamp: USPTO/BAS-71.231.11.25-20110423010727606
659-85302822-48079c652f6dd395ea5e7917f50
2eb566bb-CC-4614-20110423002710443198

PTO Form 1478 (Rev 9/2006)
OMB No. 0651-0009 (Exp 12/31/2011)

Trademark/Service Mark Application, Principal Register

Serial Number: 85357414
Filing Date: 06/27/2011

The table below presents the data as entered.

Input Field	Entered
SERIAL NUMBER	85357414
MARK INFORMATION
*MARK	AIRTOUCH
STANDARD CHARACTERS	YES
USPTO-GENERATED IMAGE	YES
LITERAL ELEMENT	AIRTOUCH
MARK STATEMENT	The mark consists of standard characters, without claim to any particular font, style, size, or color.
REGISTER	Principal
APPLICANT INFORMATION
*OWNER OF MARK	JMM Lee Properties, LLC
*STREET	2807 Antigua Dr.
*CITY	Burbank
*STATE (Required for U.S. applicants)	California
*COUNTRY	United States
*ZIP/POSTAL CODE (Required for U.S. applicants only)	91504
PHONE	(818) 298-8294
EMAIL ADDRESS	mlee@jmmlee.com
AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
LEGAL ENTITY INFORMATION

TYPE	limited liability company
STATE/COUNTRY WHERE LEGALLY ORGANIZED	California
GOODS AND/OR SERVICES AND BASIS INFORMATION
INTERNATIONAL CLASS	009
*IDENTIFICATION
Electric monitoring apparatus and alarms, namely, radio signal transmitters, receivers and antennas; security cameras; burglar alarms; remote control units for personal emergency response systems and alarm systems; security keypads; intercoms; motion sensors and environmental sensors in the nature of passive infrared sensors and window and door contact sensors; telephone communication base stations, namely, digital alarm communication transmitters; electric monitoring apparatus, namely, computer hardware and software used to monitor and track movement activity and used to transmit electronic messages and data via communications networks; and electric monitoring apparatus, namely, computer hardware and peripheral terminals.

FILING BASIS	SECTION 1(b)
CORRESPONDENCE INFORMATION
NAME	JMM Lee Properties, LLC
FIRM NAME	JMM Lee Properties, LLC
STREET	2807 Antigua Dr.
CITY	Burbank
STATE	California
COUNTRY	United States
ZIP/POSTAL CODE	91504
PHONE	(818) 298-8294
EMAIL ADDRESS	mlee@jmmlee.com
AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
FEE INFORMATION
NUMBER OF CLASSES	1
FEE PER CLASS	325

*TOTAL FEE DUE	325
*TOTAL FEE PAID	325
SIGNATURE INFORMATION
SIGNATURE	/MJLee/
SIGNATORY'S NAME	Michael J. Lee
SIGNATORY'S POSITION	Principal
DATE SIGNED	06/27/2011

PTO Form 1478 (Rev 9/2006)
OMB No. 0651-0009 (Exp 12/31/2011)

Trademark/Service Mark Application, Principal Register

Serial Number: 85357414
Filing Date: 06/27/2011

To the Commissioner for Trademarks:

MARK: AIRTOUCH (Standard Characters, see mark)
The literal element of the mark consists of AIRTOUCH.
The mark consists of standard characters, without claim to any particular font, style, size, or color.

The applicant, JMM Lee Properties, LLC, a limited liability company legally organized under the laws of California, having an address of:

      2807 Antigua Dr.
      Burbank, California 91504
      United States

requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended, for the following:

       International Class 009:  Electric monitoring apparatus and alarms, namely, radio signal transmitters, receivers and antennas; security cameras; burglar alarms; remote control units for personal emergency response systems and alarm systems; security keypads; intercoms; motion sensors and environmental sensors in the nature of passive infrared sensors and window and door contact sensors; telephone communication base stations, namely, digital alarm communication transmitters; electric monitoring apparatus, namely, computer hardware and software used to monitor and track movement activity and used to transmit electronic messages and data via communications networks; and electric monitoring apparatus, namely, computer hardware and peripheral terminals.

Intent to Use: The applicant has a bona fide intention to use or use through the applicant's related company or licensee the mark in commerce on or in connection with the identified goods and/or services. (15 U.S.C. Section 1051(b)).

The applicant's current Correspondence Information:
JMM Lee Properties, LLC
JMM Lee Properties, LLC
2807 Antigua Dr.
Burbank, California 91504
(818) 298-8294(phone)
mlee@jmmlee.com (authorized)

A fee payment in the amount of $325 has been submitted with the application, representing payment for 1 class(es).

Declaration

The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. Section 1001, and that such willful false statements, and the like, may jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. Section 1051(b), he/she believes applicant to be entitled to use such mark in commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of his/her own knowledge are true; and that all statements made on information and belief are believed to be true.

Signature: /MJLee/   Date Signed: 06/27/2011
Signatory's Name: Michael J. Lee
Signatory's Position: Principal

RAM Sale Number: 5685
RAM Accounting Date: 06/28/2011

Serial Number: 85357414
Internet Transmission Date: Mon Jun 27 18:33:00 EDT 2011
TEAS Stamp: USPTO/BAS-71.231.11.25-20110627183300478
994-85357414-4807989f8cf75c3b21b9f4b201c
977bd50-CC-5685-20110627182903735196

Exhibit B

AirTouch Logo Usage Guidelines

The AirTouch trademark is registered in the Patent and Trademark Office in both stylized and standard character (text) form. Following are usage guidelines for both trademark formats.

Stylized Format

Description:

The stylized logo consists of the text “AIRTOUCH” in all capital letters with an arch extending over the length of the text.  The letters “A” and “T” in the text are three font sizes larger than the remaining characters.  The logo utilizes a custom font similar to Arial with a kerning value (space between characters) of 375.  The stylized AirTouch logo may appear on the product, product packaging, brochures or advertisements per approval of the Licensor pursuant to the Agreement.

Color

The AirTouch stylized trademark registration does not specify color, allowing the Licensee to select a color combination which best fits its product line.  Logo usage, including color selection, should be cleared with the Licensor prior to publication.  A standard colorized example is below:

Size:

The Licensee may adjust the size of the stylized logo to scale in order to fit specific brochures, advertisements or other printed promotional materials.   Resizing individual elements of the logo is prohibited.

Other Guidelines:

A tagline may not be used in conjunction with the stylized logo nor may the logo be distorted, changed or altered from its original appearance.

Standard Character Format:

Description:

The AirTouch mark may appear on products, product packaging, brochures or advertisements in standard text (non-stylized) format per the approval of the Licensor pursuant to the Agreement.

Font and Color:

When using the AirTouch mark in text format, the mark should appear in a common font style (Times New Roman, Arial, etc.) and be sized to scale with the surrounding text.  The mark may not appear in a stylized form such as cursor, bold or an uncommon font style.

Other Guidelines:

A tagline may not be used in conjunction with the standard text format of AirTouch unless cleared by the Licensor prior to publication.  The text mark may not be distorted, changed or altered to give the appearance of a stylized trademark.

Trademark Symbols:

The trademark symbol “TM” must appear in superscript at the end of the word “AirTouch” the first time the text or stylized version of the mark appears in brochures, web sites, manuals pamphlets or other materials.  The “TM” symbol must also be repeated in a document each time the mark is prominently featured as a title or heading on a brochure, pamphlet, manual or web page.

The registered mark symbol (®) will replace the TM symbol when the final registration certificate is received by the Licensor per the USPTO completed registration.  The Licensor will inform the Licensee when it is appropriate to use the ® symbol.